MUNIASSETS
FUND, INC.






FUND LOGO






Semi-Annual Report

November 30, 1995





This report, including the financial information herein, is transmitted to the shareholders of MuniAssets Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniAssets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011









MuniAssets Fund, Inc.


Per Share
Selected Quarterly
Financial Data*
                                                                Net        Realized    Unrealized   Dividends / Distributions
                                                             Investment     Gains        Gains        Net Investment Capital
For the Quarter                                                Income      (Losses)     (Losses)        Income       Gains
December 1, 1993 to February 28, 1994                           $.22        $ .03         $(.01)          $.22         --
March 1, 1994 to May 31, 1994                                    .22         (.12)         (.78)           .22        $.15
June 1, 1994 to August 31, 1994                                  .22         (.07)          .16            .22         --
September 1, 1994 to November 30, 1994                           .21         (.17)         (.87)           .21         --
December 1, 1994 to February 28, 1995                            .22         (.19)         1.10            .22         --
March 1, 1995 to May 31, 1995                                    .22         (.13)          .50            .20         --
June 1, 1995 to August 31, 1995                                  .22         (.03)          .06            .24         --
September 1, 1995 to November 30, 1995                           .22          --            .31            .22         --


                                                                Net Asset Value              Market Price**
For the Quarter                                                High          Low           High           Low        Volume***
December 1, 1993 to February 28, 1994                         $14.76       $14.25        $14.375        $13.25        620
March 1, 1994 to May 31, 1994                                  14.22        12.97         13.875         12.125       513
June 1, 1994 to August 31, 1994                                13.78        13.19         12.875         11.75        448
September 1, 1994 to November 30, 1994                         13.68        12.26         12.375         10.125       848
December 1, 1994 to February 28, 1995                          13.37        12.50         12.25          10.875       637
March 1, 1995 to May 31, 1995                                  13.73        13.24         12.375         11.625       575
June 1, 1995 to August 31, 1995                                13.87        13.40         12.25          11.625     1,015
September 1, 1995 to November 30, 1995                         14.05        13.72         12.375         11.875     1,249

  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.






DEAR SHAREHOLDER


For the six months ended November 30, 1995, MuniAssets Fund, Inc. earned $0.438 per share income dividends, which included earned and unpaid dividends of $0.073. This represents a net annualized yield of 6.21%, based on a month-end net asset value of $14.05 per share. Over the same period, the Fund's total investment return was +6.22%, based on a change in per share net asset value from $13.73 to $14.05, and assuming reinvestment of $0.456 per share income dividends.

The Environment
The pace of US economic activity apparently changed during the six months ended November 30, 1995. During the summer months, there was strong evidence of a slowing economy, a trend that was reversed during the third calendar quarter of 1995, when gross domestic product growth rebounded to a 4.2% pace. However, recent economic releases suggest that this rate of expansion has not been sustained.

A number of key measures of economic growth indicate that the economy is losing momentum. Retail sales for November were soft, reflecting continued caution on the part of debt-burdened consumers. Home sales and housing starts both declined in October, despite lower mortgage rates. At the same time, there has been an increase in initial unemployment claims, along with weak job and income growth. In response to this slowing in the economy, inflationary pressures continue to be subdued. As a result of these trends, long-term interest rates have fallen, bond prices have risen, and the US stock market reached a new all-time high.

The strong stock and bond market rallies suggest that investors are not only anticipating that a lackluster economy will lead the Federal Reserve Board to resume its easing of monetary policy, but also that the Clinton Administration and Congress will reach an agreement in their current Federal budget deliberations. While the probable direction of economic activity will continue to be the primary focus of investors in the weeks ahead, a credible plan for reducing the Federal budget deficit will also be an important factor in the investment outlook.

The Municipal Market
Tax-exempt bond yields continued to decline during the six-month period ended November 30, 1995. As measured by the Bond Buyer Revenue Bond Index, the yield on uninsured, long-term municipal revenue bonds fell approximately 25 basis points (0.25%) to end the November period at approximately 5.75%. While tax-exempt bond yields have declined dramatically from their highs one year ago, municipal bond yields have exhibited considerable yield volatility on a weekly basis. In recent months, tax-exempt bond yields have fluctuated by as much as 20 basis points on a week-to-week basis. US Treasury bond yields have displayed similar volatility, but the extent of their decline has been greater. By the end of November, long-term US Treasury bond yields had declined almost 50 basis points to 6.13%. Proposed Federal tax restructuring has continued to weigh heavily on the tax-exempt bond market. Thus far in 1995, US Treasury bond yields have declined approximately 175 basis points. Municipal bond yields have fallen approximately 120 basis points as the uncertainty surrounding any changes to the existing Federal income tax structure has prevented the municipal bond market from rallying as strongly as its taxable counterpart.

A general view of a moderately expanding domestic economy, supported by a very favorable inflationary environment, allowed interest rates to significantly decline from their recent highs in November 1994. However, this decline was not a smooth downward curve. Conflicting economic indicators were released during recent months that have prevented a clear consensus regarding the near-term direction of interest rates from being reached. The resultant uncertainty has promoted more of a saw-toothed pattern as interest rate declines were repeatedly interrupted by indications of stronger-than-expected economic growth. As these concerns were overcome by subsequent weaker economic releases, interest rate declines have resumed. These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the Federal Reserve Board have occurred. However, the municipal bond market's technical position remained supportive throughout recent quarters. Approximately $42 billion in long-term municipal securities were issued during the three-month period ended November 30, 1995. While this issuance is slightly above underwritings during the same three-month period ended November 30, 1994, tax-exempt bond issuance over the last 12 months remained approximately 20% below comparable 1994 levels. The municipal bond market should be able to maintain this positive technical position well into 1996. Annual issuance for 1995 is now projected to be approximately $140 billion, significantly less than last year's already low level of $162 billion. Projected maturities and early redemptions for the remainder of 1995 and throughout 1996 will lead to a continued decline in the total outstanding municipal bond supply throughout 1996 and, perhaps, into 1998 should new bond issuance remain at historically low levels.

Despite the municipal bond market's relative underperformance compared to the US Treasury market thus far in 1995, the extent of the tax-exempt bond market's rally was nonetheless quite impressive. From their highs on November 30, 1994, municipal bond yields have fallen approximately 160 basis points and municipal bond prices rose accordingly. Most tax-exempt products recouped almost all of the losses incurred in 1994 and are well on their way to posting double-digit total returns for all of 1995. This relative underperformance so far in 1995 provided long-term investors with the rare opportunity to purchase tax-exempt securities at yield levels near those of taxable securities.

Additionally, many of the factors that led to the relative underperformance of the tax-exempt bond market thus far in 1995, namely investor concern regarding Federal budget deficit reductions and proposed changes in the Federal income tax structure, are nearing resolution. The Federal budget reconciliation process has already begun, and is expected to be essentially completed by year-end. Recent public opinion polls suggest that the majority of American taxpayers prefer the existing Federal income tax system compared to proposed changes, such as the flat-tax or national sales tax. In an upcoming election year, neither party is likely to advocate a clearly unpopular position, particularly one that can be expected to negatively impact the Federal budget deficit reduction program through reduced tax revenues. As these factors are resolved, we believe that much of the resistance that the municipal bond market has met this year should dissipate. This should allow municipal bond yields to decline from current levels in order to return to more normal historic yield relationships.

Portfolio Strategy
Despite considerable interest rate volatility during the six months ended November 30, 1995, MuniAssets Fund, Inc. generated an attractive total return. The composition and structure of the portfolio has changed very little during this period, with the one exception being a steady increase in the Fund's exposure to the healthcare sector. Currently, healthcare holdings constitute approximately 25% of the Fund's net assets. To the extent that prospective additions meet the stringent criteria adopted by our credit analysts, we can expect to further increase this percentage share in the months ahead.

Our portfolio strategy continues to reflect our efforts to generate and maintain an attractive dividend by investing in lower and below investment-grade tax-exempt municipal bonds. Over the last six months, we purchased several issues yielding between 7.00%--7.75%. We kept cash reserves well below 5% of net assets, reflecting what has been an overall constructive market outlook.

Looking ahead, a more circumspect approach to the market may be warranted. Long-term interest rates declined dramatically this year, and it appears that fixed-income investors have already discounted a number of positive developments. Therefore, it seems appropriate to adopt a somewhat cautious stance until clearer signs emerge with regard to the economy, deficit reduction as well as incipient tax reform. It appears that inflation, at least in the foreseeable future, no longer constitutes a credible threat. Thus, we are comfortable maintaining a fully invested posture despite our neutral outlook.

In Conclusion
We appreciate your investment in MuniAssets Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Vice President




(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Portfolio Manager



January 3, 1996

We are pleased to announce that Theodore R. Jaeckel Jr. is responsible for the day-to-day management of MuniAssets Fund, Inc. Mr. Jaeckel has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1991 as Vice President and Portfolio Manager. Prior thereto, he was employed by Chemical Bank from 1983 to 1991, becoming Vice President in the Tax-Exempt Bond Division in 1983.





Portfolio
Abbreviations


To simplify the listings of MuniAssets Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
S/F       Single-Family
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes




SCHEDULE OF INVESTMENTS                                                                                 (in Thousands)
                     S&P      Moody's   Face                                                                     Value
STATE                Ratings  Ratings  Amount     Issue                                                        (Note 1a)
Alabama--4.3%        NR*      B1     $ 1,000   Birmingham, Alabama, IDB, PCR (USG Interiors),
                                               7.125% due 4/01/2002                                             $  1,023
                     B+       NR*      1,420   Brewton, Alabama, IDB, PCR, Refunding (Container
                                               Corporation American Project), 8% due 4/01/2009                     1,553
                     BBB-     Baa3     3,500   Mobile, Alabama, IDB, Solid Waste Disposal, Revenue
                                               Refunding Bonds (Mobile Energy Services Co. Project),
                                               6.95% due 1/01/2020                                                 3,679

Alaska--1.3%         NR*      NR*      2,000   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                               (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024            1,942


Arizona--0.1%        A1+      P1         100   Maricopa County, Arizona, Pollution Control Corp., PCR,
                                               Refunding (Arizona Public Service Co.), VRDN, Series B,
                                               3.70% due 5/01/2029 (a)                                               100


Arkansas--0.9%       A1+      P1         200   Clark County, Arkansas, Solid Waste Disposal Revenue Bonds
                                               (Reynolds Metals Co. Project), VRDN, AMT, 3.75% due
                                               8/01/2022 (a)                                                         200
                     A1+      Aaa        100   Little Rock, Arkansas, Health Facilities Board,
                                               Hospital Revenue Bonds (Southwest Hospital), VRDN, 3.70%
                                               due 10/01/2018 (a)(b)                                                 100
                     NR*      NR*      1,000   Pine Bluff, Arkansas, IDR, Refunding (Coltec Industries
                                               Incorporated), 6.50% due 2/15/2009                                  1,008


California--4.6%     NR*      NR*      3,305   Long Beach, California, Redevelopment Agency, M/F Housing
                                               Revenue Refunding Bonds (Pacific Court Apartments), AMT,
                                               Issue B, 6.80% due 9/01/2013                                        2,665
                     AA       Aa       2,000   Metropolitan Water District, Southern California, Waterworks
                                               Revenue Bonds, RIB, 7.559% due 8/05/2022 (c)                        2,005
                     NR*      NR*      1,950   Pleasanton, California, Joint Powers Financing Authority,
                                               Reassessment Subordinated Revenue Bonds, Series B, 6.60%
                                               due 9/02/2008                                                       2,024


Colorado--7.0%       NR*      Baa      2,500   Arapahoe County, Colorado, Capital Improvement Trust Fund,
                                               Highway Revenue Bonds (SR-E-470 Project), Series B,
                                               7% due 8/31/2026                                                    2,695
                                               Denver, Colorado, City and County Airport Revenue Bonds, AMT:
                     BBB      Baa      1,000    Series A, 8% due 11/15/2025                                        1,123
                     BBB      Baa      2,500    Series B, 7.25% due 11/15/2023                                     2,706
                     NR*      NR*      3,460   Mountain Village Metropolitan District, Colorado, San Miguel
                                               County Revenue Bonds, 7.40% due 12/15/2013 (d)                      3,767


Connecticut--1.4%    NR*      NR*      1,920   Eastern Connecticut, State Regional Educational Service
                                               Center Revenue Bonds, 6.50% due 5/15/2009                           1,987


District of                                    District of Columbia, COP:
Columbia--3.6%       B-       NR*      2,000    6.875% due 1/01/2003                                               2,032
                     B-       NR*      3,130    7.30% due 1/01/2013                                                3,243

Georgia--1.4%        NR*      NR*      2,000   Hancock County, Georgia, COP, 8.50% due 4/01/2015 (d)               2,115


Illinois--4.7%                                 Illinois Health Facilities Authority Revenue Bonds:
                     BBB+     NR*      1,000    (Community Hospital of Ottawa Project), 6.75% due 8/15/2014        1,022
                     BBB+     NR*      2,000    (Community Hospital of Ottawa Project), 6.85% due 8/15/2024        2,055
                     A        A        1,000    (Edward Hospital Association Project), 7% due 2/15/2022            1,064
                     NR*      Baa1     1,150    (Holy Cross Hospital Project), 6.70% due 3/01/2014                 1,164
                     BBB      NR*      1,485    Refunding (Saint Elizabeth's Hospital of Chicago),
                                                7.625% due 7/01/2010                                               1,583



SCHEDULE OF INVESTMENTS (continued)                                                                     (in Thousands)
                     S&P      Moody's   Face                                                                     Value
STATE                Ratings  Ratings  Amount     Issue                                                        (Note 1a)
Indiana--6.0%        BB       Ba3    $ 1,000   East Chicago, Indiana, Economic Development Revenue
                                               Bonds (U.S. Gypsum Company Project), 7.25% due 5/01/2014         $  1,032
                                               Indiana Health Facilities Finance Authority, Hospital
                                               Revenue Bonds:
                     AA       Aa       2,500    (Daughters of Charity--Saint Vincent Hospital and
                                                Healthcare Center), 5.75% due 11/15/2022                           2,466
                     NR*      A        2,000    Refunding (Saint Anthony Medical Center), Series A, 7%
                                                due 10/01/2017                                                     2,148
                     BBB      Baa2     2,850   Indianapolis, Indiana, Airport Authority, Special Facilities
                                               Revenue Bonds (Federal Express Corporation Project),
                                               AMT, 7.10% due 1/15/2017                                            3,070


Iowa--1.3%           BB       NR*      1,000   Des Moines County, Iowa, IDR, Refunding (U.S. Gypsum
                                               Company Project), 7.20% due 11/01/2007 (d)                          1,078
                     NR*      NR*        800   Iowa Finance Authority, Health Care Facilities Revenue
                                               Bonds (Mercy Health Initiatives Project), 9.95% due 7/01/2019         860


Louisiana--7.5%      NR*      Baa1     3,695   Lafourche Parish, Louisiana, Revenue Bonds (Hospital Service
                                               District No. 003), 6% due 10/01/2012                                3,614
                     NR*      Baa2     1,700   Lake Charles, Louisiana, Harbor and Terminal District,
                                               Port Facilities Revenue Refunding Bonds (Trunkline Long
                                               Company Project), 7.75% due 8/15/2022                               1,935
                     BB       NR*      1,600   New Orleans, Louisiana, IDB, IDR, Refunding (U.S. Gypsum
                                               Company Project), 7.20% due 10/01/2007                              1,718
                     BB-      NR*      3,500   Port New Orleans, Louisiana, IDR, Refunding (Continental
                                               Grain Company Project), 7.50% due 7/01/2013                         3,721

Maryland--2.1%       NR*      NR*      3,000   Maryland State Energy Financing Administration, Limited
                                               Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                               AMT, 7.40% due 9/01/2019                                            3,149


Massachusetts--      NR*      NR*      1,000   Massachusetts State Health and Educational Facilities
8.0%                                           Authority Revenue Bonds (New England Memorial Hospital
                                               Project), Series C, 7% due 4/01/2014                                  934
                                               Massachusetts State Industrial Finance Agency Revenue Bonds:
                     NR*      B1       3,000    (Bay Cove Human Services Inc.), 8.375% due 4/01/2019               3,302
                     BB+      Ba1      1,935    (Vinfen Corporation), 7.10% due 11/15/2018                         1,972
                     NR*      NR*      1,000   Massachusetts State Industrial Finance Agency, Solid Waste
                                               Disposal Revenue Bonds (Molten Metal Technology Project),
                                               8.25% due 8/01/2014                                                 1,048
                     NR*      NR*      4,000   Massachusetts State Port Authority, Special Project
                                               Revenue Bonds (Harborside Hyatt Project), AMT, 10%
                                               due 3/01/2026                                                       4,511


Michigan--6.2%                                 Michigan State Hospital Finance Authority, Revenue
                                               Refunding Bonds, Series A:
                     A        A        2,900    (Detroit Medical Center Obligation Group), 6.50% due 8/15/2018     3,007
                     BBB      Baa1     2,000    (Pontiac Osteopathic), 6% due 2/01/2014                            1,882
                     BBB      Baa1     1,500    (Pontiac Osteopathic), 6% due 2/01/2024                            1,369
                     AA       Aa       1,230   Royal Oak, Michigan, Hospital Finance Authority Revenue
                                               Bonds (William Beaumont Hospital), Series D, 6.75%
                                               due 1/01/2020                                                       1,310
                     NR*      NR*      1,500   Wayne Charter County, Michigan, Special Airport
                                               Facilities, Revenue Refunding Bonds (Northwest Airlines,
                                               Inc.), 6.75% due 12/01/2015                                         1,536


Minnesota--0.7%      AA+      Aa       1,000   Minnesota State, HFA, S/F Mortgage Revenue Bonds,
                                               Series Q, 6.70% due 1/01/2017                                       1,060


Missouri--3.4%       NR*      Ba3        700   Clay County, Missouri, IDA, IDR, Refunding (U.S. Gypsum
                                               Corporate Project), 7.25% due 5/01/2014                               724
                     BBB-     NR*      1,555   Joplin, Missouri, IDA, Hospital Facilities, Revenue Refunding
                                               and Improvement Bonds (Tri-State Osteopathic), 8.25% due
                                               12/15/2014                                                          1,670
                     NR*      Baa      2,500   Missouri State Health and Educational Facilities
                                               Authority, Health Facilities Revenue Bonds (Jefferson
                                               Memorial Hospital Obligation Group), 6.80% due 5/15/2025            2,534


New Mexico--1.1%     A1+      VMIG1++    100   Albuquerque, New Mexico, Hospital Revenue Bonds (Sisters
                                               of Charity at Saint Joseph's Church), VRDN, 3.90%
                                               due 5/15/2022 (a)                                                     100
                     BB       Ba2      1,250   Farmington, New Mexico, PCR, Refunding (Public Service
                                               Company--San Juan Project), Series A, 6.40% due 8/15/2023           1,244
                     A1+      P1         300   Hurley, New Mexico, PCR (Kennecott Santa Fe), VRDN,
                                               3.80% due 12/01/2015 (a)                                              300

New York--3.7%                                 New York City, New York, GO, UT, Series B:
                     BBB+     Baa1     1,000    7% due 2/01/2016                                                   1,075
                     BBB+     Baa1     1,155    Sub-Series B-1, 7.375% due 8/15/2013                               1,307
                     BBB+     Baa1     1,000    Sub-Series B-1, 7% due 8/15/2016                                   1,091
                     BBB+     Baa1     1,800    Sub-Series B-1, 7.25% due 8/15/2019                                1,999


Ohio--1.8%           NR*      Ba2      2,300   Ohio State, IDR, Refunding (Kroger Company), 8.65%
                                               due 6/01/2011                                                       2,592


Oregon--2.2%         A-1      VMIG1++    100   Medford, Oregon, Hospital Facilities Authority Revenue
                                               Bonds (Gross-Rogue Valley Health Services), VRDN, 3.90%
                                               due 10/01/2016 (a)                                                    100
                     NR*      NR*      1,000   Western Generation Agency, Oregon, Revenue Bonds (Wauna
                                               Cogeneration Project), Series A, 7.125% due 1/01/2021               1,048
                     B+       NR*      2,000   Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint
                                               Corporation Project), 8% due 12/01/2003                             2,145


Pennsylvania--       BB+      Baa3     1,250   Allegheny County, Pennsylvania, IDA, Environmental
12.6%                                          Improvement, Revenue Refunding Bonds (USX Corporation),
                                               Series A, 6.70% due 12/01/2020                                      1,294
                     BB       Ba2      1,500   Beaver County, Pennsylvania, IDA, PCR, Refunding
                                               (Cleveland Electric), Series A, 7.75% due 7/15/2025                 1,613
                     NR*      NR*      1,275   Lehigh County, Pennsylvania, General Purpose Authority
                                               Revenue Bonds (Wiley House Kids Peace), 8.75% due 11/01/2014        1,332
                     NR*      Ba       1,500   Montgomery County, Pennsylvania, IDA, Revenue Bonds
                                               (Pennsburg Nursing and Rehabilitation Center), 7.625%
                                               due 7/01/2018                                                       1,560
                     BBB      NR*      3,735   Northeastern, Pennsylvania, Hospital and Educational
                                               Authority, University Revenue Refunding Bonds (Wilkes
                                               University), 5.625% due 10/01/2018                                  3,535
                     NR*      NR*      3,000   Pennsylvania Economic Development Financing Authority,
                                               Recycling Revenue Bonds (Ponderosa Fibres Project), AMT,
                                               Series A, 9.25% due 1/01/2022                                       3,096
                     NR*      NR*      4,000   Philadelphia, Pennsylvania, Authority for IDR, Refunding
                                               (Commercial Development Philadelphia Airport), AMT,
                                               7.75% due 12/01/2017                                                4,118
                     NR*      NR*      2,000   Washington County, Pennsylvania, Hospital Authority,
                                               Revenue Refunding Bonds (Canonsburg General Hospital
                                               Project), 7.35% due 6/01/2013                                       1,878


Rhode Island--                                 West Warwick, Rhode Island, GO, UT, Series A:
1.2%                 NR*      Ba         745    6.80% due 7/15/1998                                                  764
                     NR*      Ba         910    7.30% due 7/15/2008                                                  990

SCHEDULE OF INVESTMENTS (concluded)                                                                     (in Thousands)
                     S&P      Moody's   Face                                                                     Value
STATE                Ratings  Ratings  Amount     Issue                                                        (Note 1a)
Tennessee--1.8%      NR*      NR*    $ 2,400   Knox County, Tennessee, Health, Educational and
                                               Housing Facilities Board, Hospital Facilities Revenue
                                               Bonds (Baptist Health Systems of East Tennessee),
                                               8.60% due 4/15/2016                                              $  2,570


Texas--2.8%          BB       Ba       3,500   Odessa, Texas, Junior College District, Revenue
                                               Refunding Bonds, Series A, 8.125% due 12/01/2018                    3,725
                     NR*      VMIG1++    400   Southwest Texas, Higher Education Authority Incorporated,
                                               Revenue Refunding Bonds (Southern Methodist University),
                                               VRDN, 3.70% due 7/01/2015 (a)                                         400


Vermont--5.0%        BBB      NR*      1,450   Swanton Village, Vermont, Electric System Revenue
                                               Bonds, 6.70% due 12/01/2023                                         1,511
                                               Vermont Educational and Health Buildings Financing Agency,
                                               Revenue Refunding Bonds:
                     NR*      NR*      3,065    (College of Saint Joseph's Project), 8.50% due 11/01/2024          3,285
                     NR*      Baa      2,445    (Norwich University Project), 6% due 9/01/2013                     2,474


Virginia--0.7%       NR*      NR*      1,000   Pittsylvania County, Virginia, IDA, Multi-trade Revenue
                                               Bonds, AMT, Series A, 7.55% due 1/01/2019                           1,072


Wyoming--0.7%        BBB      Baa2     1,000   Sweetwater County, Wyoming, Solid Waste Disposal
                                               Revenue Bonds (FMC Corporation Project), AMT, Series A,
                                               7% due 6/01/2024                                                    1,049

                     Total Investments (Cost--$138,642)--98.1%                                                   143,772

                     Other Assets Less Liabilities--1.9%                                                           2,712
                                                                                                                --------
                     Net Assets--100.0%                                                                         $146,484
                                                                                                                ========



                  (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1995.
                  (b)CGIC Insured.
                  (c)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1995.
                  (d)Bank Qualified.
                    *Not Rated.
                   ++Highest short-term rating by Moody's Investors Service, Inc.

                     See Notes to Financial Statements.




STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of November 30, 1995
Assets:             Investments, at value (identified cost--$138,642,154) (Note 1a)                         $143,771,927
                    Cash                                                                                          77,515
                    Interest receivable                                                                        2,836,493
                    Deferred organization expenses (Note 1e)                                                      46,679
                    Prepaid expenses and other assets                                                             34,308
                                                                                                            ------------
                    Total assets                                                                             146,766,922
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                  $    150,980
                      Investment adviser (Note 2)                                                25,440          176,420
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       106,465
                                                                                                            ------------
                    Total liabilities                                                                            282,885
                                                                                                            ------------

Net Assets:         Net assets                                                                              $146,484,037
                                                                                                            ============

Capital:            Common Stock, par value $.10 per share; 200,000,000 shares
                    authorized; 10,424,616 shares issued and outstanding (Note 4)                           $  1,042,461
                    Paid-in capital in excess of par                                                         148,526,411
                    Undistributed investment income--net                                                         759,007
                    Accumulated realized capital losses on investments--net (Note 5)                          (8,973,615)
                    Unrealized appreciation on investments--net                                                5,129,773
                                                                                                            ------------
                    Total capital--Equivalent to $14.05 net asset value per share of Common Stock
                    (market price--$12.375)                                                                 $146,484,037
                                                                                                            ============


                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                    For the Six Months Ended November 30, 1995
Investment          Interest and amortization of premium and discount earned                                $  4,858,469
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    394,505
                    Printing and shareholder reports                                             31,705
                    Professional fees                                                            31,452
                    Transfer agent fees (Note 2)                                                 23,302
                    Accounting services (Note 2)                                                 18,225
                    Listing fees                                                                 13,669
                    Directors' fees and expenses                                                 11,982
                    Amortization of organization expenses (Note 1e)                               7,189
                    Custodian fees                                                                6,827
                    Pricing fees                                                                  5,691
                    Other                                                                         7,615
                                                                                           ------------
                    Total expenses before reimbursement                                         552,162
                    Reimbursement of expenses (Note 2)                                         (249,461)
                                                                                           ------------
                    Total expenses after reimbursement                                                           302,701
                                                                                                            ------------
                    Investment income--net                                                                     4,555,768
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (298,998)
Unrealized Gain     Change in unrealized appreciation on investments--net                                      3,810,781
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  8,067,551
(Notes 1b, 1d & 3):                                                                                         ============


                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                           November 30,        May 31,
                    Increase (Decrease) in Net Assets:                                         1995             1995
Operations:         Investment income--net                                                 $  4,555,768     $  4,637,913
                    Realized loss on investments--net                                          (298,998)      (3,074,947)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          3,810,781        5,812,630
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      8,067,551        7,375,596
                                                                                           ------------     ------------

Dividends to        Investment income--net                                                   (4,752,968)      (4,046,565)
Shareholders                                                                               ------------     ------------
(Note 1f):          Net decrease in net assets resulting from dividends to
                    shareholders                                                             (4,752,968)      (4,046,565)
                                                                                           ------------     ------------

Common Stock        Net proceeds from issuance of Common Stock resulting
Transactions        from reorganization                                                              --       75,686,368
(Note 4):                                                                                  ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                                     --       75,686,368
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              3,314,583       79,015,399
                    Beginning of period                                                     143,169,454       64,154,055
                                                                                           ------------     ------------
                    End of period*                                                         $146,484,037     $143,169,454
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    759,007     $    956,207
                                                                                           ============     ============

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios                    For the        For the      For the Period
                    have been derived from information provided               Six Months        Year          June 25,
                    in the financial statements.                                Ended          Ended          1993++ to
                                                                               Nov. 30,        May 31,         May 31,
                    Increase (Decrease) in Net Asset Value:                      1995           1995            1994
Per Share           Net asset value, beginning of period                     $      13.73   $      13.40    $      14.18
Operating                                                                    ------------   ------------    ------------
Performance:        Investment income--net                                            .44            .87             .81
                    Realized and unrealized gain (loss) on investments--net           .34            .33            (.66)
                                                                             ------------   ------------    ------------
                    Total from investment operations                                  .78           1.20             .15
                                                                             ------------   ------------    ------------
                    Less dividends and distributions:
                      Investment income--net                                         (.46)          (.85)           (.74)
                      Realized gain on investments--net                                --             --            (.15)
                                                                             ------------   ------------    ------------
                    Total dividends and distributions                                (.46)          (.85)           (.89)
                                                                             ------------   ------------    ------------
                    Capital charge resulting from issuance
                    of Common Stock                                                    --           (.02)           (.04)
                                                                             ------------   ------------    ------------
                    Net asset value, end of period                           $      14.05   $      13.73    $      13.40
                                                                             ============   ============    ============
                    Market price per share, end of period                    $     12.375   $     11.875    $      12.25
                                                                             ============   ============    ============

Total Investment    Based on net asset value per share                              6.22%+++       9.93%            .83%+++
Return:**                                                                    ============   ============    ============
                    Based on market price per share                                 8.18%+++       4.00%         (12.87%)+++
                                                                             ============   ============    ============

Ratios to Average   Expenses, net of reimbursement                                   .42%*          .50%            .20%*
Net Assets:                                                                  ============   ============    ============
                    Expenses                                                         .77%*          .85%            .85%*
                                                                             ============   ============    ============
                    Investment income--net                                          6.34%*         6.54%           6.12%*
                                                                             ============   ============    ============

Supplemental        Net assets, end of period (in thousands)                 $    146,484   $    143,169    $     64,154
Data:                                                                        ============   ============    ============
                    Portfolio turnover                                             27.20%         55.51%         101.59%
                                                                             ============   ============    ============


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniAssets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


NOTES TO FINANCIAL STATEMENTS (concluded)

(e) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.55% based upon the average weekly value of the Fund's net assets. For the six months ended November 30, 1995, FAM earned fees of $394,505, of which $249,461 was voluntarily waived

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc., and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1995 were $45,746,730 and $37,183,670, respectively.

Net realized and unrealized gains (losses) as of November 30, 1995 were as follows:


                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments              $ (298,998)   $ 5,129,773
                                   ----------    -----------
Total                              $ (298,998)   $ 5,129,773
                                   ==========    ===========

As of November 30, 1995, net unrealized appreciation for Federal income tax purposes aggregated $5,129,773, of which $6,126,738 related to appreciated securities and $996,965 related to depreciated securities. The aggregate cost of investments at November 30, 1995 for Federal income tax purposes was $138,642,154.


4. Common Stock Transactions:
At November 30, 1995, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 200,000,000 shares were authorized. During the six months ended November 30, 1995 shares issued and outstanding remained constant at 10,424,616. At November 30, 1995, total paid-in capital amounted to $149,568,872.


5. Capital Loss Carryforward:
At May 31, 1995, the Fund had a capital loss carryforward of approximately $3,703,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.


6. Acquisition of MuniBond Income Fund, Inc.:
On April 24, 1995, MuniAssets Fund, Inc. acquired all the net assets of MuniBond Income Fund, Inc., pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 5,637,561 Common Stock shares of MuniAssets Fund, Inc. for 5,752,965 Common Stock shares outstanding of MuniBond Income Fund, Inc. MuniBond Income Fund, Inc.'s net assets on that date of $75,866,609, including $993,804 of unrealized depreciation and $5,229,374 of accumulated net realized capital losses, were combined with those of MuniAssets Fund, Inc. The aggregate net assets of MuniAssets Fund, Inc. immediately after the acquisition amounted to $140,292,594.


7. Subsequent Event:
On December 11, 1995, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $0.072809 payable on December 28, 1995 to shareholders of record as of December 22, 1995.

OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Harry Woolf, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary


Custodian
The Bank of New York
90 Washington Street
New York, New York 10286


Transfer Agent
The Bank of New York
101 Barclay Street, 22W
New York, New York 10286


NYSE Symbol
MUA